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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                             ---------------------

                          JUNE 4, 2001  (JUNE 4, 2001)

               (Date of Report (date of earliest event reported))

                                PHH CORPORATION
             (Exact name of Registrant as specified in its charter)


            MARYLAND                      1-7797                52-0551284
  (State or other jurisdiction     (Commission File No.)     (I.R.S. Employer
of incorporation or organization)                         Identification Number)

          6 SYLVAN WAY                                            07054
     PARSIPPANY, NEW JERSEY                                     (Zip Code)
      (Address of principal
        executive office)

                                 (973) 428-9700
              (Registrant's telephone number, including area code)






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ITEM 5. OTHER EVENTS

    Free cash flow is another measure used by management to evaluate liquidity and financial condition. Free cash flow represents cash available for the repayment of debt and other corporate purposes such as acquisitions and investments. Such measure of performance may not be comparable to similarly titled measures used by other companies and is not a measurement recognized under generally accepted accounting principles. Therefore, free cash flow should not be construed as a substitute for income or cash flow from continuing operations in measuring operating results or liquidity. A Consolidated Schedule of Free Cash Flow for the years ended December 31, 2000 and 1999 is attached hereto as Exhibit 99.1, which is incorporated herein by reference in its entirety, and should be read in conjunction with the Company's Consolidated Statements of Income and Cash Flows presented in accordance with generally accepted accounting principles and filed with the Securities and Exchange Commission within the Company's audited consolidated financial statements at December 31, 2000 and 1999 and for each of the three years in the period ended December 31, 2000 included in the Company's Annual Report on Form 10-K filed on March 30, 2001.

ITEM 7. EXHIBITS

    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


    (c) Exhibits.


       NO.                                    DESCRIPTION
---------------------                         -----------

        99.1 Consolidated Schedule of Free Cash Flows for the years ended December 31, 2000 and 1999





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                                   SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      PHH CORPORATION

                                                  /s/ DUNCAN H. COCROFT
                                      ------------------------------------------
                                                    Duncan H. Cocroft
                                                 EXECUTIVE VICE PRESIDENT
                                               AND CHIEF FINANCIAL OFFICER

                                                 /s/ JOHN T. MCCLAIN
                                      ------------------------------------------
                                                     John T. McClain
                                            SENIOR VICE PRESIDENT, FINANCE AND
                                                  CORPORATE CONTROLLER


Date: June 4, 2001



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                                PHH CORPORATION
                           CURRENT REPORT ON FORM 8-K

                                 EXHIBIT INDEX


       EXHIBIT
         NO.                                    DESCRIPTION
---------------------                           -----------

        99.1 Consolidated Schedule of Free Cash Flows for the years ended December 31, 2000 and 1999








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